UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 2900
Honolulu, Hawaii  96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01  Change in Registrant’s Certifying Accountant.
(a)	Dismissal of KPMG LLP as Principal Accountant

The Audit Committee of the Board of Directors (the “Audit Committee”) of Barnwell Industries, Inc. (the “Company”) conducted an evaluation to determine the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020. Several firms were invited to participate in this process.

As a result of this process, following the review and evaluation of the proposals from the participating firms, on July 8, 2020, the Audit Committee dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective as of such date.

The reports of KPMG on the Company’s consolidated financial statements as of September 30, 2019 and 2018 and for the fiscal years ended September 30, 2019 and 2018 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended September 30, 2019 and 2018 and the subsequent interim period through July 8, 2020, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in its reports for such years and interim period or (ii) “reportable events” within the meaning of Item 304 (a)(1)(v) of Regulation S-K.
The Company has provided KPMG with a copy of the foregoing disclosures and requested that it furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)	Appointment of Weaver and Tidwell, L.L.P. as Principal Accountant

On July 8, 2020, the Audit Committee authorized the engagement of Weaver and Tidwell, L.L.P. (“Weaver”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020.

During the fiscal years ended September 30, 2019 and 2018 and the subsequent interim period through July 8, 2020, neither the Company nor anyone on its behalf consulted with Weaver regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither written nor oral advice was provided to the Company that Weaver concluded was an important factor considered by the Company reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description

16.1	Letter from KPMG LLP as required by Item 304(a) of Regulation S-K, filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  July 10, 2020

BARNWELL INDUSTRIES, INC.

By:	/s/ Russell M. Gifford
	Name:	Russell M. Gifford
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter from KPMG LLP as required by Item 304(a) of Regulation S-K, filed herewith.